UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2020

GALAXY GAMING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30653	20-8143439
(Commission File Number)	(IRS Employer Identification No.)

6480 Cameron Street Ste. 305
Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-3254

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On August 24, 2020, Galaxy Gaming, Inc. (“Galaxy” or the “Company”) filed Form 8-K with the Securities and Exchange Commission (“SEC”) announcing that it had completed the previously announced acquisition of Progressive Games Partners LLC (“PGP”).

This Amendment amends the Initial 8-K to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the transactions described above. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements.

The audited carve-out financial statements of Progressive Games Partners LLC – Acquired Interest as of December 31, 2019 and for the year then ended are attached as Exhibit 99.1 to this Amendment and incorporated herein by reference.

The unaudited carve-out financial statements of Progressive Games Partners LLC – Acquired Interest for the six months ended June 30, 2020 are attached as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma information related to the Progressive Games Partners LLC Acquisition is attached as Exhibit 99.3 to this Amendment and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2020.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2019.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2020.

d)	The following exhibits are filed as a part of this amended Report.

Exhibit Number	Description of Exhibit

23.1	Consent of RBSM, LLP
99.1	Audited Carve-out Financial Statements of Progressive Games Partners LLC – Acquired Interest
99.2	Unaudited Carve-out Financial Statements of Progressive Games Partners LLC – Acquired Interest
99.3	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 2021

GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer